UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 22, 2005


                                SENTO CORPORATION
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             (Exact name of registrant as specified in its charter)

              Utah                       000-06425              87-0284979
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

                808 East Utah Valley Drive
                    American Fork, Utah                         84003
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         (Address of principal executive offices)            (Zip Code)

                                 (801) 492-2000
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              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01--ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 22, 2005, the Board of Directors of Sento Corporation ("Sento") approved a change in the compensation paid to the Chairman of the Board of Directors for his service as Chairman. Effective as of February 1, 2005, the Chairman will receive, in addition to his per-meeting fee of $8,000 per meeting for each board meeting attended and $2,000 for each committee meeting attended, $5,000 per month for a limited period of 11 months for additional services to be rendered as Chairman during such period, including evaluating merger and acquisition opportunities and assisting the Corporation's efforts to achieve sales growth. This additional $5,000 per month payment shall be discontinued following the payment to be made on December 1, 2005; however, the per meeting compensation shall continue.

Forward Looking Statements

         Statements in this report that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: difficulties encountered in post-acquisition integration and operation of the acquired assets including retaining existing clients of the acquired company, Sento's stock price has historically been volatile; variations in market and economic conditions; the effect on Sento's earnings of the repricing of options; Sento's dependence on its limited number of key clients; reduction in services requested by Sento's clients resulting in lower revenues for Sento; Sento's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions that could cause actual results to differ from Sento's current expectations are contained in Sento's filings with the Securities and Exchange Commission, including Sento's Annual Report on Form 10-KSB, as amended.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number                   Title of Document                   Location
-------------- ------------------------------------------------- ---------------

     10        Material Contracts
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    10.01      Summary of Nonemployee Director Compensation      Attached

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SENTO CORPORATION


Date: March 28, 2005                                 By   /s/ Anthony Sansone
                                                         -----------------------
                                                         Anthony Sansone,
                                                         Chief Financial Officer

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